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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):
                                January 20, 2000


                               USA NETWORKS, INC.
        (Exact Name of Registration business as Specified in Its Charter)

          Delaware                     0-20570                    59-2712887
(State or other Jurisdiction of                                (I.R.S. Employer
        incorporation)           (Commission File Number)   Identification Number)

                 152 West 57th Street, New York, New York 10019
          (Address, including zip code, of Principal Executive Offices)

                                 (212) 314-7300
               (Registrant's telephone number including area code)



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Item 5.  Other Events.

         On January 20, 2000, USA Networks, Inc. announced a two-for-one stock split with respect to its Common Stock and Class B Common Stock. The press release announcing the stock split is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 7(c).  Exhibits.

         99.1 Press Release issued by USA Networks, Inc., dated January 20,
2000.



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                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            USA NETWORKS, INC.



                                            By: /s/ Thomas J. Kuhn
                                               -------------------------------
                                                Name:  Thomas J. Kuhn
                                                Title: Senior Vice President
                                                       and General Counsel



Date:  January 20, 2000


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                                  EXHIBIT INDEX

99.1 Press Release issued by USA Networks, Inc., dated January 20, 2000.